Exhibit 31.1

Certification of Chief Executive Officer

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Christopher M. Jones, certify that:

1.

I have reviewed this annual report on Form 10-K/A of Uranium Resources, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2015

/s/ CHRISTOPHER M. JONES
Title:	President and Chief Executive Officer